UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road

Causeway Bay, Hong Kong

(Address of principal executive offices, including zip code)

852-21141970

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FTFT	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 12, 2025, Future FinTech Group Inc. (the “Company”), held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). A quorum was present at the Annual Meeting, and shareholders: (i) elected Hu Li, Mingyong Hu, Mingjie Zhao, Ting(Alina) Ouyang and David Xu to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of Fortune CPA, Inc., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) approved and adopted the Future FinTech Group Inc. 2025 Omnibus Equity Plan; and (iv) approved the compensation of the named executive officers in a non-binding, advisory vote.

The following is a summary of the voting results for each matter submitted to the shareholders:

Proposal One	Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Hu Li	15,112,893	7,803	3,126	2,931,371
Mingyong Hu	15,113,242	7,488	3,091	2,931,372
Mingjie Zhao	15,112,782	7,966	3,075	2,931,370

Proposal Two	Ratification of the Appointment of Fortune CPA, Inc., as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025

The shareholders ratified the appointment of Fortune CPA, Inc., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, as follows:

For	Against	Abstain	Broker Non-Votes
15,986,342	46,068	68,236	N/A

Proposal Three	Adoption and Approval of the Future FinTech Group Inc. 2025 Omnibus Equity Plan

For	Against	Abstain	Broker Non-Votes
15,105,758	15,161	2,904	2,931,370

Proposal Four	Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
15,110,949	9,647	3,226	2,931,371

Proposal Five	Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Ting(Alina) Ouyang	15,088,519	5,070	2,620	2,958,985
David Xu	15,088,847	4,624	2,738	2,958,985

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: December 17, 2025	By:	/s/ Hu Li
	Name:	Hu Li
	Title:	Chief Executive Officer

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